FINANCING AND FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2019
Financial Instruments [Abstract]
FINANCING AND FINANCIAL INSTRUMENTS	NOTE 6: FINANCING AND FINANCIAL INSTRUMENTS
6.1 Financial assets and liabilities
Financial assets and liabilities mainly comprise:

•	fair values versus carrying amounts (see note 6.1.1)

•	gross debt (see note 6.1.2)

•	cash and cash equivalents, restricted cash and reconciliations of cash flows (see note 6.1.3)

•	net debt (see note 6.1.4)

•	derivative financial instruments (see note 6.1.5)
•
other non-derivative financial assets and liabilities (see note 6.1.6)
6.1.1 Fair values versus carrying amounts
The estimated fair values of certain financial instruments have been determined using available market information or other valuation methodologies that require judgment in interpreting market data and developing estimates. The following table summarizes assets and liabilities based on their categories at December 31, 2019:

	December 31, 2019
	Carrying amount in the consolidated statements of financial position	Non-financial assets and liabilities	Assets/Liabilities at amortized cost	Fair value recognized in profit or loss	Fair value recognized in OCI	Derivatives
ASSETS
Current assets:
Cash and cash equivalents	4,867	—	4,867	—	—	—
Restricted cash	128	—	128	—	—	—
Trade accounts receivable and other	3,569	—	3,146	—	423	—
Inventories	17,296	17,296	—	—	—	—
Prepaid expenses and other current assets	2,756	1,305	1,047	136	—	268
Total current assets	28,616	18,601	9,188	136	423	268

Non-current assets:
Goodwill and intangible assets	5,432	5,432	—	—	—	—
Property, plant and equipment and biological assets	36,231	36,172	—	59	—	—
Investments in associates and joint ventures	6,529	6,529	—	—	—	—
Other investments	772	—	—	—	772	—
Deferred tax assets	8,680	8,680	—	—	—	—
Other assets	1,648	388	1,130	—	—	130
Total non-current assets	59,292	57,201	1,130	59	772	130
Total assets	87,908	75,802	10,318	195	1,195	398

LIABILITIES AND EQUITY
Current liabilities:
Short-term debt and current portion of long-term debt	2,869	—	2,869	—	—	—
Trade accounts payable and other	12,614	—	12,614	—	—	—
Short-term provisions	516	485	31	—	—	—
Accrued expenses and other liabilities	4,910	1,075	3,527	—	—	308
Income tax liabilities	378	378	—	—	—	—
Total current liabilities	21,287	1,938	19,041	—	—	308

Non-current liabilities:
Long-term debt, net of current portion	11,471	—	11,471	—	—	—
Deferred tax liabilities	2,331	2,331	—	—	—	—
Deferred employee benefits	7,343	7,343	—	—	—	—
Long-term provisions	2,475	2,465	10	—	—	—
Other long-term obligations	2,518	501	1,779	—	—	238
Total non-current liabilities	26,138	12,640	13,260	—	—	238

Equity:
Equity attributable to the equity holders of the parent	38,521	38,521	—	—	—	—
Non-controlling interests	1,962	1,962	—	—	—	—
Total equity	40,483	40,483	—	—	—	—
Total liabilities and equity	87,908	55,061	32,301	—	—	546

	December 31, 2018
	Carrying amount in the consolidated statements of financial position	Non-financial assets and liabilities	Assets/Liabilities at amortized cost	Fair value recognized in profit or loss	Fair value recognized in OCI	Derivatives
ASSETS
Current assets:
Cash and cash equivalents	2,172	—	2,172	—	—	—
Restricted cash	182	—	182	—	—	—
Trade accounts receivable and other	4,432	—	3,957	—	475	—
Inventories	20,744	20,744	—	—	—	—
Prepaid expenses and other current assets	2,834	1,405	812	—	—	617
Assets held for sale	2,111	2,111	—	—	—	—
Total current assets	32,475	24,260	7,123	—	475	617

Non-current assets:
Goodwill and intangible assets	5,728	5,728	—	—	—	—
Property, plant and equipment and biological assets	35,638	35,589	—	49	—	—
Investments in associates and joint ventures	4,906	4,906	—	—	—	—
Other investments	855	—	—	—	855	—
Deferred tax assets	8,287	8,287	—	—	—	—
Other assets	3,360	526	1,188	1,037	—	609
Total non-current assets	58,774	55,036	1,188	1,086	855	609
Total assets	91,249	79,296	8,311	1,086	1,330	1,226

LIABILITIES AND EQUITY
Current liabilities:
Short-term debt and current portion of long-term debt	3,167	—	3,167	—	—	—
Trade accounts payable and other	13,981	—	13,981	—	—	—
Short-term provisions	539	528	11	—	—	—
Accrued expenses and other liabilities	4,709	1,212	3,307	—	—	190
Income tax liabilities	238	238	—	—	—	—
Liabilities held for sale	821	821	—	—	—	—
Total current liabilities	23,455	2,799	20,466	—	—	190

Non-current liabilities:
Long-term debt, net of current portion	9,316	—	9,316	—	—	—
Deferred tax liabilities	2,374	2,374	—	—	—	—
Deferred employee benefits	6,982	6,982	—	—	—	—
Long-term provisions	1,995	1,984	11	—	—	—
Other long-term obligations	3,019	457	1,854	—	—	708
Total non-current liabilities	23,686	11,797	11,181	—	—	708

Equity:
Equity attributable to the equity holders of the parent	42,086	42,086	—	—	—	—
Non-controlling interests	2,022	2,022	—	—	—	—
Total equity	44,108	44,108	—	—	—	—
Total liabilities and equity	91,249	58,704	31,647	—	—	898

The Company classifies the bases used to measure certain assets and liabilities at their fair value. Assets and liabilities carried or measured at fair value have been classified into three levels based upon a fair value hierarchy that reflects the significance of the inputs used in making the measurements.
The levels are as follows:
Level 1: Quoted prices in active markets for identical assets or liabilities that the entity can access at the measurement date;
Level 2: Significant inputs other than within Level 1 that are observable for the asset or liability, either directly (i.e.: as prices) or indirectly (i.e.: derived from prices);
Level 3: Inputs for the assets or liabilities that are not based on observable market data and require management assumptions or inputs from unobservable markets.
The following tables summarize the bases used to measure certain Financial assets and Financial liabilities at their fair value on recurring basis.

As of December 31, 2019
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Investments in equity instruments at FVOCI	699	—	73	772
Trade accounts receivable and other subject to TSR programs*	—	—	423	423
Derivative financial current assets	—	268	—	268
Derivative financial non-current assets	—	3	127	130
Total assets at fair value	699	271	623	1,593
Liabilities at fair value:
Derivative financial current liabilities	—	144	164	308
Derivative financial non-current liabilities	—	101	137	238
Total liabilities at fair value	—	245	301	546
*The fair value of TSR program receivables equals carrying amount due to the short time frame between the initial recognition and time of sale.

As of December 31, 2018
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Investments in equity instruments at FVOCI	793	—	62	855
Trade accounts receivable and other subject to TSR programs*	—	—	475	475
Derivative financial current assets	—	617	—	617
Derivative financial non-current assets	—	126	483	609
Total assets at fair value	793	743	1,020	2,556
Liabilities at fair value:
Derivative financial current liabilities	—	75	115	190
Derivative financial non-current liabilities	—	131	577	708
Total liabilities at fair value	—	206	692	898

*The fair value of TSR program receivables equals carrying amount due to the short time frame between the initial recognition and time of sale.

Investments in equity instruments at FVOCI classified as Level 1 refer to listed securities quoted in active markets. A quoted market price in an active market provides the most reliable evidence of fair value and is used without adjustment to measure fair value whenever available, with limited exceptions. The total fair value is either the price of the most recent trade at the time of the market close or the official close price as defined by the exchange on which the asset is most actively traded on the last trading day of the period, multiplied by the number of units held without consideration of transaction costs. The decrease in investments in equity instruments at FVOCI in 2019 is mainly related to the sale of Gerdau (see note 2.5).
Derivative financial assets and liabilities classified as Level 2 refer to instruments to hedge fluctuations in interest rates, foreign exchange rates, raw materials (base metals), freight, energy and emission rights, see note 6.1.5 for further information.
Derivative financial assets and liabilities classified as Level 3 are described in note 6.1.5.
6.1.2 Gross debt
Gross debt includes bank debt, debenture loans and lease obligations and is stated at amortized cost. However, loans that are hedged under a fair value hedge are remeasured for the changes in the fair value that are attributable to the risk that is being hedged.
6.1.2.1 Short-term debt
Short-term debt, including the current portion of long-term debt, consisted of the following:

	December 31,
	2019	2018
Short-term bank loans and other credit facilities including commercial paper [1]	1,838	1,968
Current portion of long-term debt	770	1,130
Lease obligations[2]	261	69
Total	2,869	3,167

1.	The weighted average interest rate on short-term borrowings outstanding was 1.1% and 1.3% as of December 31, 2019 and 2018, respectively.

2.
On January 1, 2019, the Company adopted IFRS 16 and recognized additional lease liabilities (discounted at the incremental borrowing rates at that date). In 2018, lease obligations corresponded to finance leases under IAS 17. See note 7.

In 2014, ArcelorMittal entered into certain short-term committed bilateral credit facilities. The facilities were subsequently extended annually. As of December 31, 2019, the facilities, totaling approximately 0.9 billion, remain fully available.
On April 26, 2019, the Company amended a €300 million term loan with a financial institution to extend the maturity to April 30, 2020. As of December 31, 2019, €300 million (337) was outstanding.
On April 1, 2019, ArcelorMittal entered into an agreement for financing with a financial institution for net proceeds of CAD 197 million (151) with repayment over several dates in 2020 and 2021. As of December 31, 2019, CAD 202 million (155) was outstanding.

Commercial paper
The Company has a commercial paper program enabling borrowings of up to €1.5 billion. As of December 31, 2019 and 2018, the outstanding amount was 1,200 and 1,295, respectively.
6.1.2.2 Long-term debt
Long-term debt is comprised of the following:

				December 31,
	Year of maturity	Type of Interest	Interest rate[1]	2019	2018
Corporate
5.5 billion Revolving Credit Facility[4]	2023-2024	Floating		—	—
€750 million Unsecured Notes	2019	Fixed	3.00%	—	858
500 Unsecured Notes	2020	Fixed	5.13%	—	324
CHF 225 million Unsecured Notes	2020	Fixed	2.50%	233	228
€600 million Unsecured Notes	2020	Fixed	2.88%	316	685
1.0 billion Unsecured Bonds	2020	Fixed	5.25%	—	623
1.5 billion Unsecured Notes	2021	Fixed	5.50%	—	754
€500 million Unsecured Notes	2021	Fixed	3.00%	320	570
€750 million Unsecured Notes	2022	Fixed	3.13%	841	856
1.1 billion Unsecured Notes	2022	Fixed	6.25%	657	656
€500 million Unsecured Notes	2023	Fixed	0.95%	558	568
€750 million Unsecured Notes	2023	Fixed	1.00%	838	—
€1 billion Unsecured Notes	2024	Fixed	2.25%	1,131	—
750 Unsecured Notes	2024	Fixed	3.60%	746	—
500 Unsecured Notes	2025	Fixed	6.13%	498	497
€750 million Unsecured Notes	2025	Fixed	1.75%	834	—
750 Unsecured Notes	2026	Fixed	4.55%	745	—
500 Unsecured Notes	2029	Fixed	4.25%	493	—
1.5 billion Unsecured Bonds	2039	Fixed	7.00%	671	670
1.0 billion Unsecured Notes	2041	Fixed	6.75%	428	428
Other loans	2021	Fixed	3.10% - 3.46%	151	114
EIB loan	2025	Fixed	1.16%	344	401
7.0 billion Term Facility[3]	2020	Floating	3.09%	—	1,000
Other loans	2021 - 2035	Floating	0.35% - 4.06%	1,218	639
Total Corporate				11,022	9,871

Americas
Other loans	2020 - 2030	Fixed/Floating	0.0% - 10.0%	81	84
Total Americas				81	84

Europe, Asia & Africa
EBRD Facility	2024	Floating	3.8% - 4.1%	175	50
Other loans	2020 - 2029	Fixed/Floating	0.0% - 5.8%	97	86
Total Europe, Asia & Africa				272	136

Total				11,375	10,091
Less current portion of long-term debt				(770)	(1,130)
Total long-term debt (excluding lease obligations)				10,605	8,961
Long-term lease obligations[2]				866	355
Total long-term debt, net of current portion				11,471	9,316

1.	Rates applicable to balances outstanding at December 31, 2019. For debt that has been redeemed in its entirety during 2019, the interest rates refer to the rates at repayment date.

2.	Net of current portion of 261 and 69 as of December 31, 2019 and December 31, 2018, respectively. Further information regarding leases is provided in note 7.

3.	Amount outstanding in 2018 was repaid on March 22, 2019 and March 29, 2019.

4.
On November 27, 2019, ArcelorMittal exercised the option to extend the maturity by one year to December 19, 2024. The commitments are 5.5 billion until December 19, 2023 and 5.4 billion until December 19, 2024.

Corporate
5.5 billion Revolving Credit Facility
On December 19, 2018, ArcelorMittal signed an agreement for a 5.5 billion revolving credit facility (the "Facility"). This Facility amends and restates the 5.5 billion revolving credit facility dated April 30, 2015 and which was amended and extended on December 21, 2016. The new agreement incorporated initially a single tranche of 5.5 billion maturing on December 19, 2023. The Facility may be used for general corporate purposes. On November 27, 2019, all lenders except one approved a one year extension request. The new maturity date is December 19, 2024. The commitments are 5.5 billion until December 19, 2023 and 5.4 billion until December 19, 2024. As of December 31, 2019, the 5.5 billion revolving credit facility was fully available. The Company makes drawdowns from and repayments on this Facility in the framework of its cash management.
On September 30, 2010, ArcelorMittal entered into 500 revolving multi-currency letter of credit facility (the "Letter of Credit Facility"). The Letter of Credit Facility is used by the Company and its subsidiaries for the issuance of letters of credit and other instruments. The terms of the letters of credit and other instruments contain certain restrictions as to duration. The Letter of Credit Facility was amended on October 26, 2012 and September 30, 2014 to reduce its amount to 450 and to 350, respectively. On July 31, 2019, the Company refinanced its Letter of Credit Facility by entering into a 350 revolving multi-currency letter of credit facility, which matures on July 31, 2022.
Bonds
On January 17, 2019, ArcelorMittal issued €750 million (854) 2.25% Notes due 2024. The Notes were issued under ArcelorMittal’s €10 billion wholesale Euro Medium Term Notes Program ("EMTN Program"). The proceeds of the issuance were used for general corporate purposes.

On March 11, 2019, ArcelorMittal issued 750 4.55% Notes due 2026 under the Company's automatic shelf registration statement filed with the U.S. Securities and Exchange Commission. The proceeds of the issuance were used towards repayment of existing debt including the 1 billion then outstanding under the 7 billion term facilities agreement entered into in connection with the acquisition of AMNS India through the joint venture with NSC (see below).

On March 25, 2019, at maturity, ArcelorMittal repaid its €750 million (854) Fixed Rate Notes.

On July 4, 2019, ArcelorMittal completed the issuance of €250 million (285) of 2.25% Fixed Rate Notes due 2024, which were consolidated and formed a single series with the existing €750 million 2.25% Fixed Rate Notes due 2024 originally issued on January 17, 2019 under its €10 billion EMTN Program. The proceeds of the issuance were used for general corporate purposes.

On July 16, 2019, ArcelorMittal issued 750 of 3.6% Notes due 2024 and 500 of 4.25% Notes due 2029. The proceeds were used for general corporate purposes including repayments of existing indebtedness and to partially pre-fund commitments under the AMNS India acquisition.

On August 30, 2019, ArcelorMittal redeemed all of the outstanding 324 of its 500 5.125% Notes due June 1, 2020 and the outstanding 626 of its 1 billion 5.25% Notes due August 5, 2020 for a total aggregate purchase price including accrued interest and premium on early repayment of 981, which was financed with existing cash and liquidity.

On November 19, 2019, ArcelorMittal issued €750 million (830) of 1% Notes due May 19, 2023 and €750 million (830) of 1.75% Notes due November 19, 2025.

On December 11, 2019, pursuant to cash tender offers, ArcelorMittal repurchased:
- €318 million (352) of its 2.875% Notes due July 6, 2020 (the “2020 Notes”) for a total aggregate purchase price (including premiums and accrued interest) of €328 million (363). Following this purchase, €282 million (312) principal amount of the 2020 Notes remained outstanding.
- €214 million (238) of its 3% Notes due April 9, 2021 (the “2021 Notes”) for a total aggregate purchase price (including premiums and accrued interest) of €227 million (252). Following this purchase, €286 million (316) principal amount of the 2021 Notes remained outstanding.

On December 27, 2019, ArcelorMittal redeemed all of the outstanding 756 of its 5.5% Notes due March 1, 2021, for a total aggregate purchase price including accrued interest and premium on early repayment of 800, which was financed with existing cash resources, including the proceeds of its Eurobond offering that closed on November 19, 2019.

On February 5, 2020, ArcelorMittal gave notice to redeem all of the outstanding 659 of its 6.25% Notes due February 25, 2022 on March 9, 2020.

The margin applicable to ArcelorMittal’s principal credit facilities (5.5 billion revolving credit facility and certain other credit facilities) and the coupons on certain of its outstanding bonds are subject to adjustment in the event of a change in its long-term credit ratings. The following table provides details of the outstanding bonds on maturity, the original coupons and the current interest rates for the bonds impacted by changes in the long-term credit rating:

Nominal value	Date of issuance	Repayment date	Interest rate[1]	Issued at
CHF 225 million Unsecured Notes	Jul 3, 2015	Jul 3, 2020	2.50%	100.00%
€600 million Unsecured Notes	Jul 4, 2014	Jul 6, 2020	2.88%	99.18%
€500 million Unsecured Notes	Apr 9, 2015	Apr 9, 2021	3.00%	99.55%
€750 million Unsecured Notes	Jan 14, 2015	Jan 14, 2022	3.13%	99.73%
1.1 billion Unsecured Notes	Feb 28, 2012	Feb 25, 2022	6.25%	98.28%
€500 million Unsecured Notes	Dec 4, 2017	Jan 17, 2023	0.95%	99.38%
€750 million Unsecured Notes	Nov 19, 2019	May 19, 2023	1.00%	99.89%
€250 million Unsecured Notes	Jul 4, 2019	Jan 17, 2024	2.25%	105.59%
€750 million Unsecured Notes	Jan 17, 2019	Jan 17, 2024	2.25%	99.72%
750 Unsecured Notes	Jul 16, 2019	Jul 16, 2024	3.60%	99.86%
500 Unsecured Notes	Jun 1, 2015	Jun 1, 2025	6.13%	100.00%
€750 million Unsecured Notes	Nov 19, 2019	Nov 19, 2025	1.75%	99.41%
750 Unsecured Notes	Mar 11, 2019	Mar 11, 2026	4.55%	99.72%
500 Unsecured Notes	Jul 16, 2019	Jul 16, 2029	4.25%	99.00%
1.0 billion Unsecured Bonds	Oct 8, 2009	Oct 15, 2039	7.00%	95.20%
500 Unsecured Bonds	Aug 5, 2010	Oct 15, 2039	7.00%	104.84%
1.0 billion Unsecured Notes	Mar 7, 2011	Mar 1, 2041	6.75%	99.18%

1.	Rates applicable at December 31, 2019.

European Investment Bank (“EIB”) Loan
On December 16, 2016, ArcelorMittal signed a €350 million finance contract with the European Investment Bank in order to finance European research, development and innovation projects over the period 2017-2020 within the European Union, predominantly in France, Belgium and Spain, but also in Poland and Luxembourg. This operation benefits from a guarantee from the European Union under the European Fund for Strategic Investments. As of December 31, 2019, €306 million (344) was outstanding.
Other loans
On November 20, 2018, ArcelorMittal entered into a 7 billion term facility agreement with a group of lenders in connection with the acquisition of AMNS India. The agreement had an initial term of one year (until November 20, 2019), subject to ArcelorMittal’s option to extend the term by six months. The agreement includes the same leverage ratio financial covenant as that included in the Company’s 5.5 billion revolving credit facility. The facility may be used for certain payments by ArcelorMittal as well as by AMNS Luxembourg, the parent company of the AMNS India joint venture in partnership with NSC (see note 2.4.1). Any amounts borrowed by AMNS Luxembourg under the agreement are irrevocably and unconditionally guaranteed by ArcelorMittal. On November 29, 2018, 1 billion was drawn under this term facility agreement by ArcelorMittal and subsequently repaid in March 2019. On June 12, 2019, the contractual maturity date was extended to June 30, 2020 with one extension possible until December 31, 2020. AMNS Luxembourg has drawn under the facility to finance the portion of the initial funding requirement beyond the shareholders’ equity contributions and NSC’s share of the debt financing. On December 9, 2019, 2,571 was drawn under the facilities agreement by AMNS Luxembourg and was outstanding on December 31, 2019. On February 10, 2020, an additional 475 was drawn under the facility by AMNS Luxembourg, increasing the outstanding amount as of such date to 3,046.
On December 21, 2018, the Company entered into a facility agreement with a group of lenders for €235 million to finance the construction of a new hot strip mill in Mexico. This facility became effective upon issuance of a guarantee by the Oesterreichische Kontrollbank AG in March 2019. The last installment under this agreement is due 8½ years after the starting date of the credit facility (which means the earlier of (a) the date of issue of the provisional acceptance certificate for the hot strip mill and (b) June 30, 2021). The outstanding amount in total as of December 31, 2019 was €126 million (142).
On May 21, 2019, ArcelorMittal entered into a bilateral term loan due May 20, 2022. The bilateral term loan was fully drawn on June 3, 2019 and was outstanding as of December 31, 2019 for an amount of €125 million (142).

On July 1, 2019, ArcelorMittal completed the offering of a €450 million (512) variable rate loan in the German Schuldschein market. The proceeds of the issuance were used for general corporate purposes.

On December 20, 2019, ArcelorMittal entered into a €100 million bilateral term loan due June 20, 2023. The bilateral term loan was fully available as of December 31, 2019. On January 30, 2020, €100 million (110) bilateral term loan was fully drawn.

Other loans relate to various debt with banks and public institutions.

Americas
1 billion senior secured asset-based revolving credit facility
On May 23, 2016, ArcelorMittal USA LLC signed a 1 billion senior secured asset-based revolving credit facility maturing on May 23, 2021. The facility was amended and extended on August 22, 2019 and now matures on August 21, 2024. Borrowings under the facility are secured by inventory and certain other working capital and related assets of ArcelorMittal USA and certain of its subsidiaries in the United States. The facility may be used for general corporate purposes. The facility is not guaranteed by ArcelorMittal. As of December 31, 2019, the facility was fully available.
Other loans
Other loans relate mainly to loans contracted by ArcelorMittal subsidiaries in Mexico with different counterparties.
Europe, Asia and Africa
On December 21, 2017, ArcelorMittal Kryvyi Rih entered into a 175 loan agreement with the European Bank for Reconstruction and Development in order to support the upgrade of its production facilities, energy efficiency improvement and environmental impact reduction. The loan agreement also provides for an additional 175 in loan facilities which are currently uncommitted. As of December 31, 2019, 175 was drawn under the agreement.

On May 25, 2017, ArcelorMittal South Africa signed a 4.5 billion South African rand revolving borrowing base finance facility maturing on May 25, 2020. The facility was amended and extended on July 26, 2019 and now matures on July 26, 2022. Any borrowings under the facility are secured by certain eligible inventory and receivables, as well as certain other working capital and related assets of ArcelorMittal South Africa. The facility is used for general corporate purposes. The facility is not guaranteed by ArcelorMittal. As of December 31, 2019, 1.2 billion South African rand (81) was drawn.

Other loans
Other loans mainly relate to loans contracted by ArcelorMittal subsidiaries in Spain with different counterparties.
Other
Certain debt agreements of the Company or its subsidiaries contain certain restrictive covenants. Among other things, these covenants limit encumbrances on the assets of ArcelorMittal and its subsidiaries, the ability of ArcelorMittal’s subsidiaries to incur debt and the ability of ArcelorMittal and its subsidiaries to dispose of assets in certain circumstances. Certain of these agreements also require compliance with a financial covenant.

Hedge of net investments
As of April 1, 2018, the Company designated a portfolio of euro denominated debt (€6,922 million as of December 31, 2019) as a hedge of certain euro denominated investments (€8,070 million as of December 31, 2019) in order to mitigate the foreign currency risk arising from certain euro denominated subsidiaries' net assets. The risk arises from the fluctuation in spot exchange rates between the U.S. dollar and euro, which causes the amount of the net investments to vary. The hedged risk in the hedge of net investments is a risk of a weakening euro against the U.S. dollar that will result in a reduction in the carrying amount of the Company's net investments in the subsidiaries subject to the hedge. The euro denominated debt is designated as a hedging instrument for the change in the value of the net investments that is attributable to changes in the euro/U.S. dollar spot rate.
To assess the hedge effectiveness, the Company determines the economic relationship between the hedging instrument and the hedged item by comparing changes in the carrying amount of the debt portfolio that are attributable to a change in the spot rate with changes in the net investments in the foreign operations due to movements in the spot rate.
As of December 31, 2019, the Company recognized 109 foreign exchange gains arising on the translation of the euro denominated debt designated as a hedge of the euro denominated net investments in foreign operations in other comprehensive income within the foreign exchange translation reserve.
Maturity profile
As of December 31, 2019 the scheduled maturities of short-term debt, long-term debt and long-term lease obligations, including their current portion are as follows:

Year of maturity	Amount
2020	2,869
2021	994
2022	1,956
2023	2,185
2024	2,062
Subsequent years	4,274
Total	14,340

Fair value
The following tables summarize the Company’s bases used to estimate its debt at fair value. Fair value measurement has been classified into three levels based upon a fair value hierarchy that reflects the significance of the inputs used in making the measurements.

As of December 31, 2019	Carrying amount	Fair Value
		Level 1	Level 2	Level 3	Total
Instruments payable bearing interest at fixed rates	10,999	9,963	1,747	—	11,710
Instruments payable bearing interest at variable rates	1,503		1,501	—	1,501
Total long-term debt, including current portion	12,502	9,963	3,248	—	13,211
Short term bank loans and other credit facilities including commercial paper	1,838	—	1,854	—	1,854

As of December 31, 2018	Carrying amount	Fair Value
		Level 1	Level 2	Level 3	Total
Instruments payable bearing interest at fixed rates	8,692	8,029	1,049	—	9,078
Instruments payable bearing interest at variable rates	1,823	—	1,759	—	1,759
Total long-term debt, including current portion	10,515	8,029	2,808	—	10,837
Short term bank loans and other credit facilities including commercial paper	1,968	—	1,967	—	1,967

Instruments payable classified as Level 1 refer to the Company’s listed bonds quoted in active markets. The total fair value is the official closing price as defined by the exchange on which the instrument is most actively traded on the last trading day of the period, multiplied by the number of units held without consideration of transaction costs.
Instruments payable classified as Level 2 refer to all debt instruments not classified as Level 1. The fair value of the debt is based on estimated future cash flows converted into U.S. dollar at the forward rate and discounted using current U.S. dollar zero coupon rates and ArcelorMittal’s credit spread quotations for the relevant maturities.
There were no instruments payable classified as Level 3.
6.1.3 Cash and cash equivalents, restricted cash and reconciliations of cash flows
Cash and cash equivalents consist of cash and short-term highly liquid investments that are readily convertible to cash with original maturities of three months or less at the time of purchase and are carried at cost plus accrued interest, which approximates fair value.
Significant cash or cash equivalent balances may be held from time to time at the Company’s international subsidiaries, including in particular those in France and the United States, where the Company maintains cash management systems under which most of its cash and cash equivalents are centralized. Other subsidiaries which may hold significant cash balances, include those in Brazil, Canada, Kazakhstan, South Africa and Ukraine. Some of these operating subsidiaries have debt outstanding or are subject to acquisition agreements that impose restrictions on such operating subsidiaries’ ability to pay dividends, but such restrictions are not significant in the context of ArcelorMittal’s overall liquidity. Repatriation of funds from operating subsidiaries may also be affected by tax and foreign exchange policies in place from time to time in the various countries where the Company operates, though none of these policies are currently significant in the context of ArcelorMittal’s overall liquidity.
Cash and cash equivalents consisted of the following:

	December 31,
	2019	2018
Cash at bank	3,443	1,832
Term deposits	246	283
Money market funds[1]	1,178	57
Total	4,867	2,172

1	Money market funds are highly liquid investments with a maturity of 3 months or less from the date of acquisition.

Restricted cash represents cash and cash equivalents not readily available to the Company, mainly related to insurance deposits, cash accounts in connection with environmental obligations and true sale of receivables programs, as well as various other deposits or required balance obligations related to letters of credit and credit arrangements. Changes in restricted cash are included within other investing activities (net) in the consolidated statements of cash flows.
Restricted cash of 128 as of December 31, 2019 included 80 relating to various environmental obligations and true sales of receivables programs in ArcelorMittal South Africa. Restricted cash of 182 as of December 31, 2018 included 103 relating to various environmental obligations and true sales of receivables programs in ArcelorMittal South Africa. It also included 20 and 20 in connection with the mandatory convertible bonds as of December 31, 2019 and December 31, 2018, respectively (see note 11.2).
Reconciliation of liabilities arising from financing activities
The table below details changes in the Company's liabilities arising from financing activities, including both cash and non-cash changes. Liabilities arising from financing activities are those for which cash flows were, or future cash flows will be classified in the Company's consolidated statements of cash flows from financing activities.

	Long-term debt, net of current portion	Short-term debt and current portion of long term debt
Balance as of December 31, 2017 (note 6.1.2)	10,143	2,785
Proceeds from long-term debt	1,138	—
Payments of long-term debt	(798)	—
Amortized cost	9	18
Unrealized foreign exchange effects	(240)	(219)
Proceeds from short-term debt	—	2,319
Payments of short-term debt [1]	—	(2,949)
Current portion of long-term debt	(1,130)	1,130
Debt acquired through business combinations	174	69
Debt classified as held for sale (note 2.3.2)	(77)	—
Other movements [2]	97	14
Balance as of December 31, 2018 (note 6.1.2)	9,316	3,167
Adoption of IFRS 16 (notes 1 and 7)	893	243
Balance as of January 1, 2019	10,209	3,410
Proceeds from long-term debt	5,772	—
Payments of long-term debt	(3,299)	—
Amortized cost	7	13
Unrealized foreign exchange effects	(78)	(42)
Proceeds from short-term debt	—	600
Payments of short-term debt	—	(1,811)
Payments of principal portion of lease liabilities (note 7)	(10)	(310)
Additions to lease liabilities (notes 5.2 and 7)	185	74
Current portion of long-term debt	(1,031)	1,031
Derecognition of lease liabilities following the divestment of Global Chartering (note 2.3.1)	(311)	(89)
Other movements	27	(7)
Balance as of December 31, 2019 (note 6.1.2)	11,471	2,869

1.
Cash payments decreasing the outstanding liability relating to leases are classified under payments of principal portion of lease liabilities and other financing activities in the Company's consolidated statements of cash flows.

2.
Others movements include non-current and current obligations under leases.
6.1.4 Net debt
The Company monitors its net debt in order to manage its capital. The following tables present the structure of the Company’s net debt by original currency at December 31, 2019 and December 31, 2018:

As of December 31, 2019	Total USD	EUR	USD	CHF	PLN	CAD	Other (in USD)
Short-term debt and current portion of long-term debt	2,869	1,966	248	233	20	174	228
Long-term debt, net of current portion	11,471	6,240	4,754	—	239	106	132
Cash and cash equivalents including restricted cash	(4,995)	(2,986)	(1,383)	(2)	(64)	(32)	(528)
Net debt	9,345	5,220	3,619	231	195	248	(168)

As of December 31, 2018	Total USD	EUR	USD	CHF	INR	CAD	Other (in USD)
Short-term debt and current portion of long-term debt	3,167	2,566	338	—	8	151	104
Long-term debt, net of current portion	9,316	3,530	5,405	228	—	69	84
Cash and cash equivalents including restricted cash	(2,354)	(454)	(1,017)	(2)	(307)	(29)	(545)
Net debt	10,129	5,642	4,726	226	(299)	191	(357)

6.1.5 Derivative financial instruments
The Company uses derivative financial instruments principally to manage its exposure to fluctuations in interest rates, exchange rates, prices of raw materials, energy and emission rights allowances arising from operating, financing and investing activities. Derivative financial instruments are classified as current or non-current assets or liabilities based on their maturity dates and are accounted for at the trade date. Embedded derivatives are separated from the host contract and accounted for separately if they are not closely related to the host contract. The Company measures all derivative financial instruments based on fair values derived from market prices of the instruments or from option pricing models, as appropriate. Gains or losses arising from changes in fair value of derivatives are recognized in the consolidated statements of operations, except for derivatives that are designated and qualify for cash flow or net investment hedge accounting.
Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge are recorded in other comprehensive income. Amounts deferred in equity are recorded in the consolidated statements of operations in the periods when the hedged item is recognized in the consolidated statements of operations and within the same line item (see note 6.3 Cash flow hedges).
The Company formally assesses, both at the hedge’s inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are effective in offsetting changes in fair values or cash flows of hedged items. When a hedging instrument is sold, terminated, expired or exercised, the accumulated unrealized gain or loss on the hedging instrument is maintained in equity until the forecasted transaction occurs. If the hedged transaction is no longer probable, the cumulative unrealized gain or loss, which had been recognized in equity, is reported immediately in the consolidated statements of operations.
Foreign currency differences arising on the translation of a financial liability designated as a hedge of a net investment in a foreign operation are recognized directly as a separate component of equity, to the extent that the hedge is effective. To the extent that the hedge is ineffective, such differences are recognized in the consolidated statements of operations (see note 6.3 Net investment hedge).
The Company manages the counter-party risk associated with its instruments by centralizing its commitments and by applying procedures which specify, for each type of transaction and underlying position, risk limits and/or the characteristics of the counter-party. The Company does not generally grant to or require guarantees from its counterparties for the risks incurred. Allowing for exceptions, the Company’s counterparties are part of its financial partners and the related market transactions are governed by framework agreements (mainly International Swaps and Derivatives Association agreements which allow netting only in case of counterparty default). Accordingly, derivative assets and derivative liabilities are not offset.
Derivative financial instruments classified as Level 2:
The following tables summarize this portfolio:

	December 31, 2019
	Assets		Liabilities
	Notional Amount	Fair Value	Notional Amount	Fair Value
Foreign exchange rate instruments
Forward purchase contracts	1,187	29	2,633	(36)
Forward sale contracts	1,716	42	705	(4)
Currency swaps sales	—	—	500	(41)
Exchange option purchases	2,317	38	1,030	(4)
Exchange options sales	1,213	10	1,418	(5)
Total foreign exchange rate instruments		119		(90)

Raw materials (base metals), freight, energy, emission rights
Term contracts sales	250	29	182	(7)
Term contracts purchases	419	117	1,479	(142)
Options sales/purchases	12	6	10	(6)
Total raw materials (base metals), freight, energy, emission rights		152		(155)
Total		271		(245)

	December 31, 2018
	Assets		Liabilities
	Notional Amount	Fair Value	Notional Amount	Fair Value
Foreign exchange rate instruments
Forward purchase contracts	2,005	66	1,258	(13)
Forward sale contracts	5,810	252	724	(9)
Currency swaps sales	—	—	1,000	(101)
Exchange option purchases	2,000	71	43	—
Exchange options sales	234	3	1,000	(35)
Total foreign exchange rate instruments		392		(158)

Raw materials (base metals), freight, energy, emission rights
Term contracts sales	79	4	24	(6)
Term contracts purchases	1,524	347	739	(42)
Total raw materials (base metals), freight, energy, emission rights		351		(48)
Total		743		(206)

Derivative financial assets and liabilities classified as Level 2 refer to instruments to hedge fluctuations in interest rates, foreign exchange rates, raw materials (base metals), freight, energy and emission rights. The total fair value is based on the price a dealer would pay or receive for the security or similar securities, adjusted for any terms specific to that asset or liability. Market inputs are obtained from well-established and recognized vendors of market data and the fair value is calculated using standard industry models based on significant observable market inputs such as foreign exchange rates, commodity prices, swap rates and interest rates.
Derivative financial instruments classified as Level 3:
Derivative financial non-current assets classified as Level 3 refer to the call option on the 1,000 mandatory convertible bonds (see note 11.2). The fair valuation of Level 3 derivative instruments is established at each reporting date and compared to the prior period. ArcelorMittal’s valuation policies for Level 3 derivatives are an integral part of its internal control procedures and have been reviewed and approved according to the Company’s principles for establishing such procedures. In particular, such procedures address the accuracy and reliability of input data, the accuracy of the valuation model and the knowledge of the staff performing the valuations.
ArcelorMittal establishes the fair valuation of the call option on the 1,000 mandatory convertible bonds through the use of binomial valuation models based on the estimated values of the underlying equity spot price of $162 and volatility of 24%. Binomial valuation models use an iterative procedure to price options, allowing for the specification of nodes, or points in time, during the time span between the valuation date and the option’s expiration date. In contrast to the Black-Scholes model, which provides a numerical result based on inputs, the binomial model allows for the calculation of the asset and the option for multiple periods along with the range of possible results for each period.
Observable input data used in the valuations include zero coupon yield curves, stock market prices of Erdemir and China Oriental, European Central Bank foreign exchange fixing rates and Libor interest rates. Unobservable inputs are used to measure fair value to the extent that relevant observable inputs are not available. Specifically, the Company computed unobservable volatility data during 2019 based mainly on the movement of Erdemir and China Oriental stock market prices observable in the active market over 90 working days, which is particularly sensitive for the valuation resulting from the model. Following the repayment of notes issued by subsidiaries to the Company which were linked to the value of Erdemir shares in 2019 as described in note 11.2, the unobservable volatility data from the movement of Erdemir shares will no longer impact the valuation. A 10% increase or decrease in Hera Ermac share prices would result in a 83% and 73% increase and decrease of the fair value of the call option at December 31, 2019, respectively.
Derivative financial liabilities classified as Level 3 relate to a pellet purchase agreement that contains a special payment that varies according to the price of steel in the United States domestic market (“domestic steel price”). The Company concluded that this payment feature was an embedded derivative not closely related to the host contract. ArcelorMittal establishes the fair valuation of the special payment by comparing the current forecasted domestic steel price to the projected domestic steel price at the inception of the contract. Observable input data includes third-party forecasted domestic steel prices. Unobservable inputs are used to measure fair value to the extent that relevant observable inputs are not available or not consistent with the Company’s views on future prices and refer specifically to domestic steel prices beyond the timeframe of available third-party forecasts. A U.S. dollar change per metric ton in the price of hot rolled steel would result in a ten cents per metric ton change in the price of iron ore. Any significant increase in the steel price would result in a significant increase in fair value, and vice versa. As of December 31, 2019, the fair valuation of the pellet purchase agreement was based on the future average US domestic steel price of $566 per metric ton.

Derivative financial liabilities classified as Level 3 relate also to the put option granted to ISP in the context of the acquisition of ArcelorMittal Italia (see note 2.2.4). The option exercise price is the higher of a reference operating income projection and the net present value of ISP's initial €100 million equity contribution bearing interest at a contractually agreed rate at the put option exercise date. The fair value of the put option liability is sensitive to unobservable inputs such as ArcelorMittal Italia's future cash flow projections. Observable inputs include ISP's credit rating.

The following table summarizes the reconciliation of the fair value of the conversion option classified as Level 3 with respect to the put option granted to ISP , the call option on the 1,000 mandatory convertible bonds and the fair value of the special payment included in the pellet purchase agreement:

	Put option with ISP[1]	Call option on 1,000 mandatory convertible bonds	Special payment in pellet purchase agreement	Total
Balance as of December 31, 2017	—	984	(264)	720
Change in fair value	(124)	(501)	(304)	(929)
Balance as of December 31, 2018	(124)	483	(568)	(209)
Change in fair value	(1)	(356)	392	35
Balance as of December 31, 2019	(125)	127	(176)	(174)

1.	The change in fair value in 2018 was recognized through the business combination (see note 2.2).

The fair value movement on Level 3 derivative instruments is recorded in the consolidated statements of operations and other comprehensive income. The decrease in the fair value of the call option on 1,000 mandatory convertible bonds is due to a decrease in the share price of China Oriental, which impacts the value of the notes in which Hera Ermac, a wholly-owned subsidiary, invested the bonds proceeds, and a repayment of notes of Hera Ermac linked to the value of the shares of Erdemir (see note 11.2). The decrease in the fair value of the special payment in pellet purchase agreement is due to a decrease in forecasted domestic steel prices.
6.1.6 Other non-derivative financial assets and liabilities
Other non-derivative financial assets and liabilities include cash and cash equivalents and restricted cash (see note 6.1.3), trade and certain other receivables (see note 4.3, 4.5 and 4.6), investments in equity instruments at FVOCI (see note 2.5), trade payables and certain other liabilities (see notes 4.7 and 4.8). These instruments are recognized initially at fair value when the Company becomes a party to the contractual provisions of the instrument. Non-derivative financial assets are derecognized if the Company’s contractual rights to the cash flows from the financial instruments expire or if the Company transfers the financial instruments to another party without retaining control of substantially all risks and rewards of the instruments. Non-derivative financial liabilities are derecognized when they are extinguished (i.e. when the obligation specified in the contract is discharged, canceled or expired).
Impairment of financial assets
In relation to the impairment of financial assets, IFRS 9 requires an expected credit loss ("ECL") model. The ECL model requires the Group to account for expected credit losses and changes in those ECL at each reporting date to reflect changes in credit risk since initial recognition of the financial assets. In particular, IFRS 9 requires the Group to measure the loss allowance for a financial instrument at an amount equal to the lifetime ECL if the credit risk on that financial instrument has increased significantly since initial recognition.
All fair value movements for investments in equity instruments at FVOCI, including the difference between the acquisition cost and the current fair value, are recorded in OCI and are not reclassified to the consolidated statements of operations. Investments in equity instruments at FVOCI are exempt from the impairment test under IFRS 9 because the fair value of the investment is recorded in OCI and not recycled to profit and loss.
Financial assets are tested for ECLs annually or whenever changes in circumstances indicate that there is a change in credit risk. Any ECL is recognized in the consolidated statements of operations. An ECL related to financial assets is reversed if and to the extent there has been a change in the factors used to determine the recoverable amount. The loss is reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined if no ECL had been recognized. Reversals of ECLs are recognized in net income except for investments in equity instruments at FVOCI, for which all fair value movements are recognized in OCI.
Financing costs - net recognized in the years ended December 31, 2019, 2018 and 2017 are as follows:

	Year ended December 31,
	2019	2018	2017
Interest expense	(695)	(687)	(879)
Interest income	88	72	56
Change in fair value adjustment on call option on mandatory convertible bonds and pellet purchase agreement (note 6.1.5)	(320)	(572)	578
Accretion of defined benefit obligations and other long term liabilities	(405)	(349)	(353)
Net foreign exchange result	4	(235)	546
Other [1]	(324)	(439)	(823)
Total	(1,652)	(2,210)	(875)
1.
Other mainly includes expenses related to true sale of receivables (“TSR”) programs and bank fees. It also includes premiums and fees of 71 relating to the bonds early redeemed in 2019 (104 and 389 of premiums and fees relating to bonds early redeemed in 2018 and 2017, respectively). In 2017, other also includes expenses relating to the extension of the mandatory convertible bonds (see note 11.2) of 92.
The Company's operations expose it to a variety of financial risks: interest rate risk, foreign exchange risk, liquidity risk and risks in fluctuations in prices of raw materials, freight, energy and emissions. The Company actively monitors and seeks to reduce volatility of these exposures through a diversity of financial instruments, where considered appropriate. The Company has formalized how it manages these risks within the Treasury and Financial Risk Management Policy, which has been approved by Management.
Capital management
The Company's objective when managing capital is to safeguard continuity, maintain a strong credit rating and healthy capital ratios to support its business and provide adequate return to shareholders through continuing growth.
The Company sets the amount of capital required on the basis of annual business and long-term operating plans which include capital and other strategic investments. The funding requirement is met through a combination of equity, bonds and other long-term and short-term borrowings.
The Company monitors capital using a gearing ratio, being the ratio of net debt as a percentage of total equity.

	December 31,
	2019	2018
Total equity	40,483	44,108
Net debt (including nil and 67 cash and debt classified as held for sale as of December 31, 2019 and December 31, 2018 respectively)	9,345	10,196
Gearing	23.1%	23.1%

Interest rate risk
The Company is exposed to interest rate risk on short-term and long-term floating rate instruments and on refinancing of fixed rate debt. The Company's policy is to maintain a balance of fixed and floating interest rate borrowings, which is adjusted depending on the prevailing market interest rates and outlook. As at December 31, 2019, the long-term debt was comprised of 88% fixed rate debt and 12% variable rate debt (note 6.1.2). The Company utilizes certain instruments to manage interest rate risks. Interest rate instruments allow the Company to borrow long-term at fixed or variable rates, and to swap the rate of this debt either at inception or during the lifetime of the borrowing. The Company and its counterparties exchange, at predefined intervals, the difference between the agreed fixed rate and the variable rate, calculated on the basis of the notional amount of the swap. Similarly, swaps may be used for the exchange of variable rates against other variable rates.
Foreign exchange rate risk
The Company is exposed to changes in values arising from foreign exchange rate fluctuations generated by its operating activities. Because a substantial portion of ArcelorMittal’s assets, liabilities, sales and earnings are denominated in currencies other than the U.S. dollar (its reporting currency), ArcelorMittal has an exposure to fluctuations and depreciation in the values of these currencies relative to the U.S. dollar. These currency fluctuations, especially the fluctuation of the value of the U.S. dollar relative to the euro, the Canadian dollar, Brazilian real, Polish Zloty, Kazakhstani tenge, South African rand and Ukrainian hryvnia, as well as fluctuations in the other countries’ currencies in which ArcelorMittal has significant operations and/or sales, could have a material impact on its financial position, cash flows and results of operations.
ArcelorMittal faces transaction risk, where its businesses generate sales in one currency but incur costs relating to that revenue in a different currency. For example, ArcelorMittal’s non-U.S. subsidiaries may purchase raw materials, including iron ore and coking coal, in U.S. dollars, but may sell finished steel products in other currencies. Consequently, an appreciation of the U.S. dollar will increase the cost of raw materials; thereby having a negative impact on the Company’s operating margins, unless the Company is able to pass along the higher cost in the form of higher selling prices.
Following its Treasury and Financial Risk Management Policy, the Company hedges a portion of its net exposure to foreign exchange rates through forwards, options and swaps.
ArcelorMittal also faces foreign currency translation risk, which arises when ArcelorMittal translates the statements of operations of its subsidiaries, its corporate net debt (note 6.1.4) and other items denominated in currencies other than the U.S. dollar, for inclusion in the consolidated financial statements. The Company manages translation risk arising from its investments in subsidiaries by monitoring the currency mix of the consolidated statements of financial position. The Company may enter into derivative transactions to hedge the residual exposure (see “—Net investment hedge”).
The Company also uses the derivative instruments, described above, at the corporate level to hedge debt recorded in foreign currency other than the functional currency or the balance sheet risk associated with certain monetary assets denominated in a foreign currency other than the functional currency.
In October 2018, the Company entered into hedging programs including non deliverable forwards and non deliverable options for a nominal amount of $5.9 billion in order to hedge the volatility between the Indian Rupee and U.S. dollar in relation to the acquisition of AMNS India. The hedging programs generated 360 gain (gross) recognized in the AMNS India joint venture (note 2.4.1).
Foreign currency sensitivity analysis

As of December 31, 2019, the Company is mainly subject to foreign exchange exposure relating to the euro, Brazilian real, Canadian dollar, Kazakhstani tenge, South African rand, Mexican peso, Polish zloty, Argentine peso and Ukranian hryvnia against the U.S. dollar resulting from its trade payables and receivables.

	December 31, 2019
	Trade receivables	Trade payables
USD	810	5,179
EUR	1,391	4,901
BRL	491	566
CAD	34	357
KZT	60	186
ZAR	173	364
MXN	70	50
UAH	72	157
PLN	116	498
ARS	47	71
Other	305	285
Total	3,569	12,614

The sensitivity analysis carried out by the Company considers the effects on its trade receivables and trade payables of a 10% increase or decrease between the relevant foreign currencies and the U.S. dollar.

	10% increase		10% decrease
	Trade receivables	Trade payables	Trade receivables	Trade payables
EUR	1,530	5,391	1,252	4,411
BRL	540	623	442	509
CAD	37	393	31	321
KZT	66	205	54	167
ZAR	190	400	156	328
MXN	77	55	63	45
UAH	79	173	65	141
PLN	128	548	104	448
ARS	52	78	42	64

The use of a 10% sensitivity rate is used when reporting foreign currency exposure internally to key management personnel and represents management’s assessment of the reasonably possible change in foreign exchange rates. The sensitivity analysis includes trade receivables and trade payables denominated in a currency other than the U.S. dollar and adjusts their translation at the period end for a 10% change in foreign currency rates. A positive number indicates an increase in profit, and a negative number a decrease in profit.

Hedge accounting policy

The Company determines the economic relationship between the hedged item and the hedging instrument by analyzing the critical terms of the hedge relationship. In case critical terms do not match and fair value changes in the hedging instrument cannot be expected to perfectly offset changes in the fair value of the hedged item, further qualitative analysis may be performed. Such analysis serves to establish whether the economic relationship is sufficiently strong to comply with the Company’s risk management policies.

The hedge ratio is set out in the Company's risk management strategy and may be individually tailored for each hedging program in the risk management objective. Hedge ratios below 100% would usually be applied on hedging of forecast exposures with the hedge ratio typically reducing where there is uncertainty due to long hedging tenors or volatility in the underlying exposure.

The most frequent sources of hedge ineffectiveness relate to changes in the hedged item (such as maturity, volume and pricing indices), basis spread and significant changes in the credit risk. Such sources are analyzed at hedge initiation and monitored throughout the life of a hedge.

Liquidity Risk

Liquidity risk is the risk that the Company may encounter difficulties in meeting its obligations associated with financial liabilities that are settled by delivering cash. ArcelorMittal Treasury is responsible for the Company's funding and liquidity management. ArcelorMittal’s principal sources of liquidity are cash generated from its operations, its credit lines at the corporate level and various working capital credit lines at the level of its operating subsidiaries. The Company actively manages its liquidity. Following the Company's Treasury and Financial Risk Management Policy, the levels of cash, credit lines and debt are closely monitored and appropriate actions are taken in order to comply with the covenant ratios, leverage, fixed/floating ratios, maturity profile and currency mix.

The contractual maturities of the below financial liabilities include estimated loan repayments, interest payments and settlement of derivatives, excluding any impact of netting agreements. The cash flows are calculated based on market data as of December 31, 2019, and as such are sensitive to movements in mainly foreign exchange rates and interest rates. The cash flows are non-discounted, except for derivative financial liabilities where the cash flows equal their fair values.

	December 31, 2019
	Carrying amount	Contractual Cash Flow	2020	2021	from 2022 to 2024	After 2024
Non-derivative financial liabilities
Bonds	(9,398)	(12,227)	(880)	(643)	(5,542)	(5,162)
Loans over 100	(1,968)	(2,405)	(534)	(453)	(1,014)	(404)
Trade and other payables	(12,614)	(12,619)	(12,619)	—	—	—
Other loans and lease	(2,974)	(3,257)	(1,886)	(297)	(528)	(546)
Total	(26,954)	(30,508)	(15,919)	(1,393)	(7,084)	(6,112)
Derivative financial liabilities
Equity contracts (Put options)	(125)	(125)	(125)	—	—	—
Foreign exchange contracts	(90)	(90)	(49)	—	—	(41)
Other commodities contracts[1]	(331)	(331)	(134)	(76)	(103)	(18)
Total	(546)	(546)	(308)	(76)	(103)	(59)

1.	Commodity contracts include base metals, freight, energy and emission rights.

	December 31, 2018
	Carrying amount	Contractual Cash Flow	2019	2020	from 2021 to 2023	After 2023
Non-derivative financial liabilities
Bonds	(7,807)	(10,277)	(1,200)	(2,166)	(3,898)	(3,013)
Loans over 100	(2,322)	(2,505)	(639)	(1,153)	(629)	(84)
Trade and other payables	(13,981)	(13,999)	(13,999)	—	—	—
Other loans	(2,354)	(2,456)	(1,783)	(228)	(310)	(135)
Total	(26,464)	(29,237)	(17,621)	(3,547)	(4,837)	(3,232)
Derivative financial liabilities
Equity contracts (Put options)	(124)	(124)	—	—	(124)	—
Foreign exchange contracts	(158)	(158)	(52)	(41)	(3)	(62)
Other commodities contracts[1]	(616)	(616)	(138)	(148)	(217)	(113)
Total	(898)	(898)	(190)	(189)	(344)	(175)

1.	Commodity contracts include base metals, freight, energy and emission rights.
Cash flow hedges
The following tables present the periods in which the derivatives designated as cash flows hedges are expected to mature:

	December 31, 2019
	Assets/ (liabilities)	(Outflows)/inflows
	Fair value	3 months and less	3-6 months	6-12 months	2021	After 2021
Foreign exchange contracts	46	67	(17)	(4)	—	—
Commodities	(275)	(12)	(27)	(40)	(47)	(149)
Emission rights	88	(4)	—	92	—	—
Total	(141)	51	(44)	48	(47)	(149)

	December 31, 2018
	Assets/ (liabilities)	(Outflows)/inflows
	Fair value	3 months and less	3-6 months	6-12 months	2020	After 2020
Foreign exchange contracts	329	329	4	—	(1)	(3)
Commodities[1]	(588)	(8)	(39)	(77)	(143)	(321)
Emission rights	317	—	—	206	111	—
Total	58	321	(35)	129	(33)	(324)

1.
The commodities balance as of December 31, 2018 shown above has been revised to correct the prior period disclosure, increasing the liability balance of commodities by 568 for the special payment in the pellet purchase agreement described in note 6.1.5. The revision only impacted the amount disclosed above and the hedging instruments table below and otherwise had no impact on the Company’s consolidated financial statements. The Company has evaluated the impact of the revision and determined that it did not have a material impact on any of its prior period annual consolidated financial statements.

Associated gains or losses that were recognized in other comprehensive income are reclassified from equity to the consolidated statements of operations in the same period during which the hedged forecasted cash flow affects the consolidated statements of operations. The following table presents the periods in which the realized and unrealized gains or losses on derivatives designated as cash flows hedges recognized in other comprehensive income, net of tax, are expected to impact the consolidated statements of operations:

	December 31, 2019
	Cash flow reserve	(Expense)/income
	Carrying amount	3 months and less	3-6 months	6-12 months	2021	After 2021
Foreign exchange contracts	13	9	1	3	—	—
Commodity contracts	(106)	(16)	(19)	(27)	(44)	—
Emission rights	310	72	73	145	16	4
Total	217	65	55	121	(28)	4

	December 31, 2018
	Cash flow reserve	(Expense)/income
	Carrying amount	3 months and less	3-6 months	6-12 months	2020	After 2020
Foreign exchange contracts	4	—	—	4	—	—
Commodity contracts	(390)	(34)	(32)	(59)	(115)	(150)
Emission rights	778	46	47	93	87	505
Total	392	12	15	38	(28)	355

The following tables summarize the effect of hedge accounting on ArcelorMittal’s consolidated statement of financial position, statement of comprehensive income and statement of changes in equity.

	December 31, 2019
Hedging Instruments	Nominal amount of the hedging instrument	Assets carrying amount	Liabilities carrying amount	Line item in the statement of financial position where the hedging instrument is located
Cash flow hedges
Foreign exchange risk - Option/Forward contracts	5,207	80	(34)	Prepaid expenses and other current assets/Accrued expenses and other liabilities
Price risk - Commodities forwards[1]	531	14	(93)	Prepaid expenses and other current assets/Accrued expenses and other liabilities
Price risk - Commodities forwards[1]	721	—	(196)	Other assets/Other long-term obligations
Price risk - Emission rights forwards	559	104	(16)	Prepaid expenses and other current assets/Accrued expenses and other liabilities
Total	—	198	(339)

1.	Including energy forwards

	December 31, 2019
Hedging Instruments	Cash flow hedge reserve at December 31, 2018	Hedging gains or losses of the reporting period that were recognized in OCI	Gains or losses reclassification adjustment and hedge ineffectiveness	Basis adjustment	Line item in the statement of comprehensive income that includes the reclassification adjustment and hedge ineffectiveness	Cash flow hedge reserve at December 31, 2019
Cash flow hedges
Foreign exchange risk - Option/Forward contracts	282	76	(4)	(323)	Sales	31
Price risk - Commodities forwards	(399)	272	21	—	Sales, Cost of sales	(106)
Price risk - Emission rights forwards	778	(32)	(436)	—	Cost of sales	310
Total	661	316	(419)	(323)		235

	December 31, 2018
Hedging Instruments	Nominal amount of the hedging instrument	Assets carrying amount	Liabilities carrying amount	Line item in the statement of financial position where the hedging instrument is located
Cash flow hedges
Foreign exchange risk - Option/Forward contracts	7,465	332	—	Prepaid expenses and other current assets
Price risk - Commodities forwards	350	—	(124)	Accrued expenses and other liabilities
Price risk - Commodities forwards	491	—	(454)	Other long-term obligations
Price risk - Energy forwards	765	—	(9)	Other long-term obligations
Price risk - Emission rights forwards	1,091	205	—	Prepaid expenses and other current assets
Price risk - Emission rights forwards	79	112	—	Other assets
Total	10,241	649	(587)

	December 31, 2018
Hedging Instruments	Cash flow hedge reserve at December 31, 2017	Hedging gains or losses of the reporting period that were recognized in OCI	Gains or losses reclassification adjustment and hedge ineffectiveness	Basis adjustment	Line item in the statement of comprehensive income that includes the reclassification adjustment and hedge ineffectiveness	Cash flow hedge reserve at December 31, 2018
Cash flow hedges
Foreign exchange risk - Option/Forward contracts	(141)	284	—	139	n/a	282
Price risk - Commodities forwards[1]	18	(543)	126	—	Sales, Cost of sales	(399)
Price risk - Emission rights forwards	84	694	—	—	n/a	778
Total	(39)	435	126	139		661

1.
The price risk - commodities forward balance as of December 31, 2018 shown above has been revised to correct the prior period disclosure decreasing the Hedging gains or losses of the reporting period and the cash flow hedge reserve by 381 for the special payment in the pellet purchase agreement described in note 6.1.5. The revision only impacted the disclosed amount in the maturities table above and this hedge accounting table and otherwise had no impact on the Company’s consolidated financial statements. The Company has evaluated the impact of the revision and determined that it did not have a material impact on any of its prior period annual consolidated financial statements.

Net investment hedge
In December 2014, the Company entered into euro/U.S. dollar cross currency swaps (“CCS”) to hedge a euro denominated net investment in foreign operations amounting to €303 million, and designated them as a net investment hedge. The euro/U.S. dollar CCS with a notional of 375 were unwound on January 14, 2016. A deferred gain of 83, net of a deferred tax expense of 24, will be recycled to the consolidated statements of operations when the hedged assets are disposed of.
On May 27, 2015, the Company entered into additional euro/U.S. dollar CCS with a notional of 1,000 to hedge a euro denominated net investment in foreign operations amounting to €918 million, and designated them as a net investment hedge. As of December 31, 2019 and 2018, the euro/U.S. dollar CCS have a fair value loss of 41, net of a deferred tax of 12, and a fair value loss of 101, net of a deferred tax of 28, respectively. Fair value movements have been recorded in the consolidated statements of other comprehensive income. The fair value of the remaining CCS is included in other long-term obligations in the consolidated statements of financial position. The remaining CCS is categorized as Level 2. The euro/U.S. dollar CCS with a notional of 500 were unwound on July 31, 2019. A deferred loss of 16, will be recycled to the consolidated statements of operations when the hedged assets are disposed of.
In March 2018, the Company entered into additional euro/U.S. dollar CCS with a notional of 100 to hedge a euro denominated net investment in foreign operation amounting to €81 million, and designated them as a net investment hedge. The CCS was categorized as Level 2 and the fair value movements were recorded in the consolidated statements of other comprehensive income. The euro/U.S. dollar CCS with a notional of 100 was unwound on June 18, 2018. A deferred gain of 8 will be recycled to the consolidated statements of operations when the hedged assets are disposed of.
In April 2019, the Company entered into additional euro/U.S. dollar CCS with a notional of 200 to hedge a euro denominated net investment in foreign operation amounting to €178 million, and designated them as a net investment hedge. The CCS was categorized as Level 2 and the fair value movements were recorded in the consolidated statements of other comprehensive income. The euro/U.S. dollar CCS with a notional of 200 were unwound on November 26, 2019. A deferred gain of 11 will be recycled to the consolidated statements of operations when the hedged assets are disposed of.
As of April 1, 2018, the Company designated a portfolio of euro denominated debt (€6,922 million as of December 31, 2019) as a hedge of certain euro denominated investments (€8,070 million as of December 31, 2019) in order to mitigate the foreign currency risk arising from certain euro denominated subsidiaries net assets. The risk arises from the fluctuation of the euro/U.S dollar spot rate, which causes the amount of the net investments to vary. The euro denominated debt is designated as a hedging instrument for the change in the value of the net investments that is attributable to changes in the euro/U.S dollar spot rate. As of December 31, 2019, the Company recognized 109 foreign exchange gains arising on the translation of the euro denominated debt designated as a hedge of the euro denominated net investments in foreign operations in other comprehensive income within the foreign exchange translation reserve. The hedging instrument is categorized as Level 2.
Derivative hedging instruments in net investment hedges are as follows:

Derivatives	Notional amount	Date traded	Fair value at December 31, 2018	Change in fair value	Fair value as of December 31, 2019[1]
CCS 10Y	300	May 27, 2015	(39)	14	(25)
CCS 10Y	160	May 27, 2015	(21)	8	(13)
CCS 10Y	40	May 27, 2015	(6)	3	(3)
Total	500		(66)	25	(41)

1.	The net investment hedges were fully effective. As such, the change in fair value is entirely recorded in other comprehensive income.

	December 31, 2019
Hedging Instruments	Nominal amount of the hedging instrument	Assets carrying amount	Liabilities carrying amount	Line item in the statement of financial position where the hedging instrument is located	Change in value used for calculating hedge ineffectiveness for 2019	Line item in the statement of comprehensive income that includes the recognized hedge ineffectiveness	Foreign currency translation reserve
Net investment hedges
Foreign exchange risk - Cross Currency Swap	500	—	(41)	Other long-term obligations	—	n/a	33
Foreign exchange risk - EUR debt	7,788	—	(7,777)	Short-term debt and current portion of long-term debt; long-term debt, net of current portion	—	n/a	567
Total	8,288	—	(7,818)		—		600

Derivatives	Notional amount	Date traded	Fair value at December 31, 2017	Change in fair value	Fair value as of December 31, 2018[1]
CCS 5Y	500	May 27, 2015	(64)	29	(35)
CCS 10Y	300	May 27, 2015	(56)	17	(39)
CCS 10Y	160	May 27, 2015	(30)	9	(21)
CCS 10Y	40	May 27, 2015	(7)	1	(6)
Total	1,000		(157)	56	(101)

1.	The net investment hedges were fully effective. As such, the change in fair value is entirely recorded in other comprehensive income.

	December 31, 2018
Hedging Instrument	Nominal amount of the hedging instrument	Assets carrying amount	Liabilities carrying amount	Line item in the statement of financial position in which the hedged item is located	Change in value used for calculating hedge ineffectiveness for 2018	Line item in the statement of comprehensive income that includes the recognized hedge ineffectiveness	Foreign currency translation reserve
Net investment hedge
Foreign exchange risk - Cross Currency Swap	1,000	—	(101)	Other long-term obligations	—	n/a	28
Foreign exchange risk - EUR debt	5,931	—	(5,918)	Short-term debt and current portion of long-term debt; long-term debt, net of current portion	—	n/a	474
Total	6,931	—	(6,019)		—		502

Raw materials, freight, energy risks and emission rights
The Company is exposed to risks in fluctuations in prices of raw materials (including base metals such as zinc, nickel, aluminum, tin, copper and iron ore), freight and energy, both through the purchase of raw materials and through sales contracts. The Company uses financial instruments such as forward purchases or sales, options and swaps in order to manage the volatility of prices of certain raw materials, freight and energy.
Fair values of raw material, freight, energy and emission rights instruments categorized as Level 2 are as follows:

	December 31,
	2019	2018
Base metals	(6)	(9)
Freight	7	—
Energy (oil, gas, electricity)	(92)	(5)
Emission rights	88	317
Total	(3)	303

Derivative assets associated with raw materials, energy, freight and emission rights	152	351
Derivative liabilities associated with raw materials, energy, freight and emission rights	(155)	(48)
Total	(3)	303

ArcelorMittal consumes large amounts of raw materials (the prices of which are related to the London Metals Exchange price index, the Steel Index and Platts Index), ocean freight (the price of which is related to a Baltic Exchange Index), and energy (the prices of which are mainly related to the New York Mercantile Exchange energy index (NYMEX), the European Energy Exchange (EEX) power indexes, the powernext gas indexes). As a general matter, ArcelorMittal is exposed to price volatility with respect to its purchases in the spot market and under its long-term supply contracts. In accordance with its risk management policy, ArcelorMittal hedges a part of its exposure related to raw materials procurements.
Emission rights
Pursuant to the application of the European Directive 2003/87/EC of October 13, 2003, as amended by the European Directive 2009/29/EC of April 23, 2009, establishing a scheme for emission allowance trading, the Company enters into certain types of derivatives (mainly forward transactions and options) in order to implement its management policy for associated risks. As of December 31, 2019 and 2018, the Company had a net notional position of 557 with a net positive fair value of 88 and a net notional position of 1,170 with a net positive fair value of 317, respectively.
Credit risk
The Company’s treasury department monitors various market data regarding the credit standings and overall reliability of the financial institutions for all countries where the Company’s subsidiaries operate. The choice of the financial institution for the financial transactions must be approved by the treasury department. Credit risk related to customers, customer credit terms and receivables are discussed in note 4.3.
Sensitivity analysis
Foreign currency sensitivity
The following tables detail the Company’s derivative financial instruments' sensitivity to a 10% strengthening and a 10% weakening in the U.S. dollar against the euro. A positive number indicates an increase in profit or loss and other equity, where a negative number indicates a decrease in profit or loss and other equity.
The sensitivity analysis includes the Company’s complete portfolio of foreign currency derivatives outstanding. The impact on the non €/$ derivatives reflects the estimated move of such currency pairs, when the U.S. dollar appreciates or depreciates 10% against the euro, based on computations of correlations in the foreign exchange markets in 2019 and 2018.

	December 31, 2019
	Income	Other Equity
10% strengthening in U.S. dollar	(104)	325
10% weakening in U.S. dollar	113	(252)

	December 31, 2018
	Income	Other Equity
10% strengthening in U.S. dollar	132	(422)
10% weakening in U.S. dollar	(148)	674

Cash flow sensitivity analysis for variable rate instruments
The following tables detail the Company’s variable interest rate instruments’ sensitivity. A change of 100 basis points (“bp”) in interest rates during the period would have increased (decreased) profit or loss by the amounts presented below. This analysis assumes that all other variables, in particular foreign currency rates, remain constant.

	December 31, 2019
	Floating porting of net debt[1]	Interest Rate Swaps/Forward Rate Agreements
100 bp increase	30	—
100 bp decrease	(30)	—

	December 31, 2018
	Floating porting of net debt[1]	Interest Rate Swaps/Forward Rate Agreements
100 bp increase	1	—
100 bp decrease	(1)	—

1.	Please refer to note 6.1.4 for a description of net debt (including fixed and floating portion)

Base metals, energy, freight, emissions rights
The following tables detail the Company’s sensitivity to a 10% increase and decrease in the price of the relevant base metals, energy, freight and emissions rights. The sensitivity analysis includes only outstanding, un-matured derivative instruments either held for trading at fair value through the consolidated statements of operations or designated in hedge accounting relationships.

	December 31, 2019
	Income	Other Equity Cash Flow Hedging Reserves
+10% in prices
Base Metals	2	15
Iron Ore	—	—
Freight	—	—
Emission rights	—	65
Energy	—	71
-10% in prices
Base Metals	(2)	(15)
Iron Ore	—	—
Freight	—	—
Emission rights	—	(65)
Energy	—	(71)

	December 31, 2018
	Income	Other Equity Cash Flow Hedging Reserves
+10% in prices
Base Metals	(1)	19
Iron Ore	—	1
Freight	3	—
Emission rights	—	149
Energy	—	75
-10% in prices
Base Metals	1	(19)
Iron Ore	—	(1)
Freight	(3)	—
Emission rights	—	(149)
Energy	—	(75)